SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 26, 2002
                                                           -------------

                          PocketSpec Technologies Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                        0-28789               84-1461919
------------------------------         ------------         --------------------
(State or  other  jurisdiction         (Commission          (IRS Employer
of incorporation)                      File Number)          Identification No.)


    3225 East 2nd Avenue, Denver CO                                     80206
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (303) 393-8020
                                                    --------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.  Changes in Control of Registrant.
         ---------------------------------
Not Applicable

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------
We have acquired 100% of the issued and outstanding common shares of Color-Spec Technologies, Inc. in a stock-for-stock acquisition. The transaction was approved on May 31, 2002 by shareholders of Color-Spec Technologies, Inc. Under the terms of the acquisition, each shareholder of Color-Spec Technologies, Inc. received one common share of our stock for each common share of stock owned by the Color-Spec Technologies, Inc. shareholder. Color-Spec Technologies, Inc. became a wholly-owned subsidiary of ours. We own, through this subsidiary, all of the assets of Color-Spec Technologies, Inc., including their intellectual property. We issued a total of 8,316,353 restricted shares of our common stock in connection with this transaction. As a result of this transaction, we will have a total of 18,631,863 common shares issued and outstanding.

Item 3.  Bankruptcy or Receivership.
         ---------------------------
Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant.
         ----------------------------------------------
Not Applicable

Item 5.  Other Events
         ------------
Not Applicable

Item 6.  Resignation of Registrant's Directors.
         ------------------------------------
Not Applicable

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------
Financial Statements of Color-Spec Technologies, Inc. Acquisition

Item 8.  Change in Fiscal Year.
         ----------------------
Not Applicable

Item 9.  Regulation FD Disclosure.
         ------------------------
Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: July 26, 2002                                PocketSpec Technologies Inc.


                                                   By: /s/ F. Jeffrey Krupka
                                                       ---------------------
                                                           (President)

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                               FOR THE YEAR ENDED
                                 MARCH 31, 2002

                          INDEX TO FINANCIAL STATEMENTS



                                                                            PAGE
                                                                            ----

Balance Sheet - March 31, 2002 (unaudited).................................. F-2

Statements of Operations - For the Three Months Ended
     March 31, 2002 (unaudited) and Cumulative from Inception
     (January 1, 2000) through March 31, 2002............................... F-3

Statements of Changes in Shareholders' Equity - For the Years
     Ended December 31, 2001 and 2000 and the Three Months
     ended March 31, 2002 (unaudited)....................................... F-4

Statement of Cash Flows - For the Three Months Ended March 31,
     2002 (unaudited) and Cumulative from Inception
     (January 1, 2000) through March 31, 2002............................... F-7

Notes to the Financial Statements........................................... F-9


POCKET-SPEC TECHNOLOGIES, INC. AND COLOR-SPEC TECHNOLOGIES, INC.

Introduction................................................................F-15

Pro Forma Combined, Condensed Balance Sheet - April 30, 2002
     (unaudited)............................................................F-16

Pro Forma Combined, Condensed Statement of Operations - For the
     Twelve Months Ended January 31, 2002 (unaudited).......................F-17

Pro Forma Combined, Condensed Statement of Operations - For
     the Three Months Ended April 30, 2002 (unaudited)......................F-18

Notes to Pro Forma Combined, Condensed Financial Information
     (unaudited)............................................................F-19



                 See accompanying notes to financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                                 BALANCE SHEETS



                                                                    MARCH 31,
                                                                       2002
                                                                   -----------
                                                                   (unaudited)
                                     ASSETS
                                     ------

CURRENT ASSETS:
    Cash and cash equivalents                                      $       276
    Investment in marketable securities of affiliate                   140,000
    Due from related party                                                --
    Equipment, net of accumulated depreciation                           5,312
    Intangible assets, net of accumulated amortization                  96,196
                                                                   -----------
                                                                   $   241,784

                      LIABILITIES AND SHAREHOLDERS' EQUITY
                      ------------------------------------

ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                           $     1,793

NOTES PAYABLE                                                           26,485

ACCRUED INTEREST PAYABLE                                                   318

DUE TO RELATED PARTIES                                                   1,500

DEFERRED REVENUE, related party                                        140,000
                                                                   -----------
        Total liabilities                                              170,096

SHAREHOLDERS' EQUITY:
    Preferred stock, $1.00 par value.  Authorized 1,000,000
        shares, issued and outstanding -0-                               --
    Common stock, $0.001 par value.  Authorized 50,000,000
        shares, issued and outstanding 8,316,353 shares                  8,039
    Additional paid-in capital                                       2,518,387
    Deficit accumulated during the development stage                (2,454,738)
                                                                   -----------
        Total shareholders' equity                                      71,688
                                                                   -----------

                                                                   $   241,784
                                                                   ===========

                 See accompanying notes to financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                            STATEMENTS OF OPERATIONS



                                                                JANUARY 1, 2000
                                                FOR THE THREE     (INCEPTION)
                                                 MONTHS ENDED    THROUGH MARCH
                                                MARCH 31, 2002     31, 2002
                                                 -----------      -----------
                                                 (unaudited)      (unaudited)
REVENUES:
    Interest income                              $       538      $    15,988
    Other income                                     101,385          143,413
                                                 -----------      -----------
                                                     101,923          159,401
                                                 -----------      -----------

EXPENSES:
    Stock-based compensation (non-cash)
        Consulting                                    45,000        1,768,285
        Stock options                                   --             63,480
    Other expenses:
        General and administrative expenses
           Related parties                            15,000           65,189
           Other                                      50,560          106,302
        Personnel costs                                9,981          148,694
        Consulting-related parties                      --             17,081
        Research and development                      15,691          334,108
        Offering costs                                  --             72,260
        Depreciation and amortization                  3,015           17,881
        Interest expense                               2,335           20,859
                                                 -----------      -----------
                                                     141,582        2,614,139
                                                 -----------      -----------
    Loss before income taxes                         (39,659)      (2,454,738)

    Income tax provision                                --               --
                                                 -----------      -----------

        Net loss                                 $   (39,659)     $(2,454,738)
                                                 ===========      ===========

    Basic and diluted loss per share             $    (0.007)     $    (0.436)
                                                 ===========      ===========

    Weighted average common shares outstanding   $ 5,445,211      $ 5,636,211
                                                 ===========      ===========

                 See accompanying notes to financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
             AND THE THREE MONTHS ENDED MARCH 31, 2002 (unaudited)


                                                                                                            DEFICIT
                                                                                                            ACCUMULATED
                                          COMMON STOCK      ADDITIONAL  OUTSTANDING   DEFERRED  RELATED     DURING THE
                                      --------------------  PAID-IN     COMMON STOCK  OFFERING  PARTY       DEVELOPMENT
                                       SHARES    PAR VALUE  CAPITAL     OPTIONS       COSTS     RECEIVABLE  STAGE        TOTAL
                                      ---------  ---------  ---------   ---------    ---------  ---------   ---------   ---------
Balance, January 1, 2000 (Date
  of Inception)                            --    $    --    $    --     $    --      $    --    $    --     $    --     $    --
January and February, 2000,
  sale of common stock pursuant
  to Company's organization             861,000        861     22,149        --           --         --          --        23,010
March through May 2000, sale of
  common stock                          241,604        242     18,508        --           --         --          --        18,750
January through May 2000, stock-
  based compensation recognized
  on the above sales                       --         --      123,630        --           --         --          --       123,630
May 2000, sale of common stock,
  net of offering costs of $11,897
  pursuant to private offering          341,693        342     39,015        --           --         --          --        39,357
February 2000, excess paid over
  historical cost for participation
  interests acquired
  from related party                       --         --      (24,238)       --           --         --          --       (24,238)
September 2000, shares of common
  stock issued in exchange for
  services, at fair value               702,328        702    104,647        --           --         --          --       105,349
September 2000, shares of common
  stock issued in exchange for
  intellectual property valued at
  historical cost                       405,000        405     60,345        --           --         --          --        60,750
September 2000, shares of common
  stock issued in exchange for
  offering costs                        100,000        100     14,900        --        (15,000)      --          --          --
September 2000, shares of common
  stock issued in exchange for
  services, at fair value               145,000        145     21,605        --           --         --          --        21,750
October 2000, shares of common
  stock issued in exchange for
  shareholder receivable, at
  fair value                            265,000        265     39,485        --           --      (39,750)       --          --
May through November 2000, grant
  of options  to purchase 560,000
  shares of common stock                   --         --         --        63,480         --         --          --        63,480
November 2000, exercise of common
  stock options                          31,000         31      6,169      (1,550)        --         --          --         4,650
November through December 2000,
  offering costs deferred                  --         --         --          --        (31,538)      --          --       (31,538)
      Net loss for the year                --         --         --          --           --         --      (356,469)   (356,469)
                                      ---------  ---------  ---------   ---------    ---------  ---------   ---------   ---------
          Balance December 31, 2000   3,092,625      3,093    426,215      61,930      (46,538)   (39,750)   (356,469)     48,481
                                      =========  =========  =========   =========    =========  =========   =========   =========

                 See accompanying notes to financial statements

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
             AND THE THREE MONTHS ENDED MARCH 31, 2002 (unaudited)


                                                                                                           DEFICIT
                                                                                                           ACCUMULATED
                                          COMMON STOCK      ADDITIONAL  OUTSTANDING   DEFERRED  RELATED    DURING THE
                                      --------------------  PAID-IN     COMMON STOCK  OFFERING  PARTY      DEVELOPMENT
                                       SHARES    PAR VALUE  CAPITAL     OPTIONS       COSTS     RECEIVABLE STAGE           TOTAL
                                      ---------  ---------  ---------   ---------    ---------  ---------  ----------      ---------
March 2001, exercise of common
   stock options                         97,105         97     19,960     (5,171)         --         --           --         14,886
March 2001, collection of
  shareholder receivable
  receivables                              --         --         --         --            --       39,750         --         39,750
April 2001, sale of common
  stock                                  10,000         10      1,490       --            --         --           --          1,500
April 2001, exercise of common
  stock options                         226,500        227     47,791    (14,043)         --         --           --         33,975
April 2001, excess paid over
  historical cost for Colfax
  property acquired form
  related party                            --         --      (20,441)      --            --         --           --        (20,441)
April 2001, issuance of common
  stock in exchange for cash,
  notes receivable and notes
  payable                               835,300        835    235,356       --            --         --           --        236,191
May 2001, sale of common stock           20,000         20      4,980       --            --         --           --          5,000
May 2001, exercise of
  common stock options                   43,195         43     20,986    (13,800)         --         --           --          7,229
May 2001, issuance of common
  stock in exchange for notes
  receivable and debt principal         602,700        603    150,105       --            --         --           --        150,708
May 2001, stock-based
  compensation recognized on
  issuance of common stock            1,907,935      1,908  1,238,903       --            --         --           --      1,240,811
May 2001, shares of common
  stock issued in exchange for
  services at fair value                 98,549         98     49,176       --            --         --           --         49,274
June 2001, shares of common
  stock issued in exchange for
  services at fair value                364,943        365    182,106       --            --         --           --        182,471
January through June 2001
  offering costs deferred                  --         --         --         --         (25,722)      --           --        (25,722)
Write-off deferred offering
  costs                                    --         --         --         --          72,260       --           --         72,260
September 2001, sale of
  common stock                          440,000        440    109,560       --            --         --           --        110,000
Expiration of common stock
  options                                  --         --         --      (28,916)         --         --           --        (28,916)
      Net loss for the year                --         --         --         --            --         --    (2,058,610)   (2,058,610)
                                      ---------  ---------  ---------   ---------    ---------  ---------  ----------    ----------
      Balance December 31, 2001       7,738,852      7,739  2,466,187       --            --          --   (2,415,079)       58,847

                 See accompanying notes to financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                 FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000
             AND THE THREE MONTHS ENDED MARCH 31, 2002 (unaudited)


                                                                                                           DEFICIT
                                                                                                           ACCUMULATED
                                          COMMON STOCK      ADDITIONAL  OUTSTANDING   DEFERRED  RELATED    DURING THE
                                      --------------------  PAID-IN     COMMON STOCK  OFFERING  PARTY      DEVELOPMENT
                                       SHARES    PAR VALUE  CAPITAL     OPTIONS       COSTS     RECEIVABLE STAGE           TOTAL
                                      ---------  ---------  ----------  ---------    ---------  ---------  -----------   --------
  stock, related party                   50,000         50       7,450      --            --         --           --        7,500
January 2002, cancellation of
  stock                                 (49,999)       (50)         50      --            --         --           --         --
March 2002, shares issued for
  services                              300,000        300      44,700      --            --         --           --       45,000
      Net loss for the three
        month period                       --         --          --        --            --         --        (39,659)   (39,659)
                                      ---------  ---------  ----------  ---------    ---------  ---------  -----------   --------
         Balance March 31, 2002       8,038,853  $   8,039  $2,518,387  $   --       $    --    $    --    $(2,454,738)  $ 71,688
                                      =========  =========  ==========  =========    =========  =========  ===========   ========

                 See accompanying notes to financial statements.


                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS

                                                                               FOR THE THREE    JANUARY 1, 2000
                                                                                MONTHS ENDED     (INCEPTION)
                                                                                 MARCH 31,         THROUGH
                                                                                   2002         MARCH 31, 2002
                                                                                -----------      -----------
                                                                                (unaudited)      (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income/loss                                                               $   (39,659)     $(2,454,738)
  Adjustments to reconcile net loss to net cash used by operating activities:
    Depreciation and amortization                                                     3,015           17,881
    Common stock issued for accrued interest                                           --            (39,032)
    Stock-based compensation                                                         45,000        1,831,765
    Discount on sale of note receivable                                              14,544           14,544
    Write-off of equity investment in affiliate                                        --             32,607
    Gains                                                                          (101,385)        (186,555)
      Accounts payable and accrued expenses                                           3,611           16,044
      Cash paid on payables and accrued expenses                                     (6,582)          (6,582)
      Other                                                                            (406)            (406)
      Deferred revenue                                                                 --            140,000
                                                                                -----------      -----------
         Net cash used by operating activities                                      (81,862)        (634,472)
                                                                                -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Cost of ATC participation interest                                                   --            (41,498)
  Proceeds from sale of ATC participation interest                                     --             57,480
  Proceeds from sale of Colfax St. property                                            --             70,000
  Loans made, related party                                                         (40,000)         (40,000)
  Purchase of interest in note receivable, related party                            (13,770)         (13,770)
  Proceeds from repayment of notes receivable, related party                         40,758           40,758
  Proceeds from repayment of short term loan, related party                           5,100            5,100
  Proceeds from repayment of notes receivable                                          --            143,535
  Proceeds from sale of note receivable, related party                               99,853           99,853
  Proceeds from the sale of notes receivable                                           --             67,408
  Cash paid for Colfax property and improvements                                       --            (67,464)
  Cash paid for patent                                                                 --             (6,950)
  Costs paid for intangibles                                                           --            (51,374)
                                                                                -----------      -----------
         Net cash used by investing activities                                       91,941          263,078
                                                                                -----------      -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from the issuance of notes payable                                          --             47,500
  Principal payments paid on notes                                                  (10,460)         (20,460)
  Short term loans made                                                                --           (150,100)
  Short term loans made, related party                                              (24,384)         (24,384)
  Cash proceeds from the repayment of short term loans                                 --            145,000
  Cash proceeds from the repayment of short term loans, related parties              14,384           14,384
  Cash from the issuance of short term loans                                           --             34,895
  Repayment of short-term loan                                                         --            (23,395)
  Proceeds from funding of lawsuit                                                     --             20,534
  Proceeds from stock subscriptions receivable                                         --             39,750
  Proceeds from the exercise of common stock options                                   --             60,740
  Proceeds from issuance of common stock, net of issuance costs in 2000               7,500          227,206
                                                                                -----------      -----------
         Net cash provided by financing activities                                  (12,960)         371,670
                                                                                -----------      -----------



NET CHANGE IN CASH:                                                             $    (2,881)     $       276
CASH, at beginning of period                                                          3,157             --
                                                                                -----------      -----------
         Cash at end of period                                                  $       276      $       276
                                                                                ===========      ===========

SUPPLEMENT DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the period for:
    Income taxes                                                                $      --        $      --
                                                                                ===========      ===========
    Interest                                                                    $     1,396      $     5,442
                                                                                ===========      ===========

                 See accompanying notes to financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                             STATEMENT OF CASH FLOWS
                                   (continued)

                                                                               FOR THE THREE    JANUARY 1, 2000
                                                                                MONTHS ENDED      (INCEPTION)
                                                                                 MARCH 31,          THROUGH
                                                                                   2002         MARCH 31, 2002
                                                                                -----------      -----------
                                                                                (unaudited)      (unaudited)


  Non-cash investing and financing activities:
    Excess of purchase price over historical cost bases of assets acquired      $      --        $    44,679
                                                                                ===========      ===========
    Receipts of related party common stock in exchange for license agreement    $      --        $  (140,000)
                                                                                ===========      ===========
    Common stock issued to acquire intangibles                                  $      --        $   (60,750)
                                                                                ===========      ===========
    Common stock issued to acquire notes receivable                             $      --        $  (278,351)
                                                                                ===========      ===========
    Common stock issued to repay debt principal other                           $      --        $   (50,418)
                                                                                ===========      ===========
    Common stock issued for shareholder receivable                              $      --        $   (39,750)
                                                                                ===========      ===========
    Expiration of options                                                       $      --        $    25,330
                                                                                ===========      ===========


                 See accompanying notes to financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
             (Notes subsequent to December 31, 2001 are unaudited.)



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
     -------------------------------------------

     Organization and Basis of Presentation -
     ----------------------------------------
     Color-Spec Technologies, Inc. (the "Company") was incorporated on January 1, 2000 to assist in funding costs associated with litigation proceedings. During September 2000, the Company revised its business plan and on October 1, 2000, the Company changed its name from Litigation Factoring Group, Inc. The Company has not commenced operations and accordingly, is a development stage enterprise in accordance with Statements of Financial Accounting Standards (SFAS) No. 7 "Accounting for Development Stage Enterprises." The Company's development stage activities have consisted of raising capital, obtaining exclusive rights to its intellectual property and product development. Upon completion of product development, the Company intends to become a manufacturer of a product line of color comparing instruments.

     The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered a significant operating loss since inception and as of December 31, 2001, the Company has a net working capital deficiency. Further, inherent in the Company's business are various risks and uncertainties associated with a new venture. Those risks include its limited operating history, historical operating losses, dependence upon strategic alliances, and the need for additional financing to implement it business plan. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. Management plans to fund the Company's continuing operations through royalties derived from the licensing of its color-measuring technology and by selling its 700,000 shares of common stock from PocketSpec Technologies Inc. (PST), formerly knows as Real Estate Opportunities, Inc., which were part of the licensing agreement (Note 2). However, the Company's future success will be dependent upon its ability to manufacture a competitive product line of color comparing instruments, the market's acceptance of the product line and the Company's ability to develop and provide new services that meet customers changing requirements, including the effective use of leading technologies, to continue to enhance its products, and to influence and respond to emerging industry standards and other technological changes on a timely and cost-effective basis.

     Use of Estimates -
     ------------------
     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash and Cash Equivalents -
     ---------------------------
     The Company considers all highly liquid securities with original maturities of six months or less when acquired to be cash equivalents. No items are treated as cash equivalents in the accompanying financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
             (Notes subsequent to December 31, 2001 are unaudited.)


     Building, Property, Equipment and Depreciation -
     ------------------------------------------------
     Building, property and equipment are recorded at cost. Expenditures that extend the useful lives of assets are capitalized. Repairs maintenance and renewals that do not extend the useful lives of the assets are expensed as incurred. Depreciation is provided on the straight-line method over the following estimated useful lives: building, 39 years; building improvements, 39 years; furniture, 7 years; equipment, 5 years. Depreciation expense was $1,473 and $-0- for the years ended December 31, 2001 and 2000, respectively.

     Intangible Assets -
     -------------------
     Intangible assets are stated at cost. Amortization is calculated using the straight-line method over the estimated useful lives of the related intangible assets.

     Impairment of Long-Lived Assets -
     ---------------------------------
     The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations, including goodwill, when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. In addition, the recoverability of goodwill is further evaluated under the provisions of APB Opinion No. 17, Intangible Assets, based upon estimated fair value. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

     Offering Costs -
     ----------------
     Legal, accounting and printing costs and filing fees incurred in connection with the offering of its common stock are deferred by the Company until the offering is closed. Upon closing, the deferred offering costs are (1) subtracted from the offering proceeds, if the offering is successful or (2) charged to operations, if the offering is unsuccessful.

     Income Taxes -
     --------------
     The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS
     109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

     Loss Per Common Share -
     -----------------------
     Basic loss per share excludes dilution and is computed by dividing net loss by the weighted-average number of common shares outstanding for the period. Diluted loss per share reflects the potential dilution of securities that could share in earnings. Common stock equivalents (options to acquire 1,244,000 shares of common stock at December 31, 2000) are excluded from the computation of diluted loss per share for the year ended December 31, 2000, as its effect would have been anti-dilutive.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
             (Notes subsequent to December 31, 2001 are unaudited.)


     Related Party Transactions -
     ----------------------------
     Related Party Transactions cannot be presumed to have been conducted on an arms-length basis.

     Transfer Pricing -
     ------------------
     Accounting standards under rules and regulations issued by the Securities and Exchange Commission (SEC) require that transfers of non-monetary assets to a company by its promoters or significant shareholders in exchange for stock prior to or at the time of the company's initial public offering be recorded at the transferor's historical cost basis determined under generally accepted accounting principles. Accordingly, assets purchased from a shareholder for an amount in excess of the shareholder's cost basis are valued at the significant shareholder's cost basis in the accompanying financial statements. The excess purchase price over the shareholder's historical basis, if any, is accounted for as a reduction of equity.

     Sales of Common Stock to Selected Individuals at Prices Below $.15 Per Share -
     ---------------------------------------------------------------------------
     Sales of common stock to selected individuals at prices substantially below the price paid by investors in the Company's private offering, of $.15, include compensation expense.

     Financial   Instruments,   Concentration   of  Credit  Risk  and  Financial
     Instruments with Off-Balance Sheet-Risk

     Stock Based Compensation -
     --------------------------
     The Company accounts for stock-based compensation arrangements in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board ("APB") Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

     Shares issued in exchange for services provided to the Company by consultants and professionals are valued at the fair value of the Company's common stock as determined by the board of directors, after considering contemporaneous equity transactions (cash sales to unrelated third-parties) and other analysis.

     Compensation expense is recognized when shares of common stock are sold to certain investors for nominal consideration. Compensation expense is measured by the difference between the per share price of common stock paid by unrelated third parties and the per share price paid by the founders.

     Research and Development Costs -
     --------------------------------
     Research  and  development  costs  are  expensed,   as  incurred,   in  the
     accompanying financial statements.

2.   RELATED PARTY TRANSACTIONS:
     ---------------------------

     Asset  Realization,  Inc.  (ARI),  B7 Brand,  LLC (B7B),  F. Jeffrey Krupka
     (FJK), Platinum Financial Fund, LLC (PFF), and PocketSpec Technologies Inc., (PST) are affiliates of the Company through common ownership.

     Loans to Affiliates and Officers -
     ----------------------------------
     During the three months period ending March 31, 2002, the Company loaned PFF $40,000 for operating capital. The short-term loan was repaid in February 2002 for a total amount of $40,355, which included interest in the amount of $355. In addition, the Company received $941 from PFF for payment on a note receivable, which was applied as $principal in the amount of $758 and interest in the amount of $183.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
             (Notes subsequent to December 31, 2001 are unaudited.)


     During the three months period ending March 31, 2002 the Company received $5,100 from FJK for payment of a short-term loan made during the prior year. The Company also received $3,284 from B7B, $10,000 from PFF, and $1,100 from PST. The Company repaid short-term borrowings to affiliates in the amount of $24,384 including $20,000 to PFF, $1,100 to PST and $3,284 to B7B. The Company owes $1,500 to ARI from a prior period.

     During the three months period ending March 31, 2002 the Company sold a note receivable from PFF for $86,083 cash to a non-affiliate. The balance of the note receivable was $100,627. The Company discounted the note by the amount of $14,544, which was recorded as an expense in the accompanying financial statements. In addition, the Company recognized $101,385 in revenue on the note, as the note receivable was, in-part, settlement for licensing and patent arrangements made by PFF for color-measuring technology.

     The Company also acquired an interest in a note receivable from PST for cash in the amount of $13,770. The Company sold the loan to B7B for the same amount, or $13,770 cash.

     Office Rental Payments and Reimbursements to PFF -
     --------------------------------------------------
     The Company rents office space and equipment from PFF for $750 per month. During the three months period ended March 31, 2002 and 2001, the Company incurred $-0- and $2,250, respectively, in rent. At March 31, 2002, $-0- is due to PFF for rent.

     In addition, the Company reimburses PFF for the use of certain part-time employees through an employee rental arrangement with PFF. For the three months period ended March 31, 2002 and 2001, the Company reimbursed PFF $-0- and $2,939, respectively.

     The  Company  also  reimbursed  PFF  $15,000  for  expenses   incurred  for
     technology and patent licensing services.

     During the three months ended March 31, 2002 the Company sold 50,000 shares of common stock to ARI for cash in the amount of $7,500. The stock was valued at $.15 per share for the sale.

3.   INTANGIBLE ASSETS:
     -----------------

     Intangible assets consisted of the following at March 31, 2002:

        Patent application costs                            $    82,694
        License agreement                                        10,000
        Trademark and service mark application costs             19,159
                                                            -----------
                                                                111,853
        Less:  accumulated amortization                         (15,658)
                                                            -----------
                                                            $    96,195
                                                            ===========


     Amortization expense for the three months period ended March 31, 2002 and 2001 was $2,535 and $0, respectively.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
             (Notes subsequent to December 31, 2001 are unaudited.)


4.   NOTES PAYABLE:
     -------------

     Principal payments paid on notes payable during the three months ended March 31, 2002 totaled $6,984. Notes payable at March 31, 2002 consisted of the following:

     Note payable to individual,  at 30% interest maturing
         on December 31, 2002, unsecured                          $  15,890
     Note payable to individual,  at 30% interest maturing
         on December 31, 2002, unsecured                             10,595
                                                                  ---------
                                                                  $  26,485
                                                                  =========


5.   SHAREHOLDERS' EQUITY:
     ---------------------

     Sale of Common Stock
     --------------------

          (a) During the three months ended March 31, 2002 the Company sold 50,000 shares of common stock to ARI for cash in the amount of $7,500. The stock was valued at $.15 per share for the sale

          (b)  Stock-based Compensation

               On March 29, 2002, the Company issued 300,000 shares of its common stock, valued at $45,000, to an individual as consideration for assistance with the development of the color-measuring technology.

6.   INCOME TAXES:
     ------------

     A reconciliation of U.S. statutory federal income tax rate to the effective rate follows for the three months period ended March 31, 2002 and 2001:

                                                    Three Months Period Ended
                                                             March 31,
                                                    -------------------------
                                                       2002           2001
                                                    --------        ---------

         U.S. statutory federal rate                $  26.55%       $  34.00%
         State income tax rate                          3.49%           3.14%
         Net operating  loss for which no tax
              benefit  is  currently available       (30.04%)        (37.14%)
                                                    --------        --------
                                                        0.00%           0.00%
                                                    ========        ========


7.   OTHER INCOME:
     ------------

     Other income, for the three months period ended March 31, 2002 and 2001, consisted of the following:

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)

                          NOTES TO FINANCIAL STATEMENTS
             (Notes subsequent to December 31, 2001 are unaudited.)


                                                      Three Months Period Ended
                                                                March 31,
                                                      -------------------------
                                                       2002           2001
                                                      -----------    ----------

         Gain on sale of note receivable              $   101,385    $        -
         Gain on sale of Colfax property                        -        24,415
         Gain on sale of ATC participation interests            -        37,720
         Write off of ARI common stock                          -       (32,607)
         Income from funding PFF's lawsuit                      -        10,000
                                                      -----------    ----------
                                                      $   101,385    $   39,528
                                                      ===========    ==========

                         POCKET-SPEC TECHNOLOGIES, INC.

                             COLOR-SPEC TECHNOLGIES

               PRO FORMA COMBINED, CONDENSED FINANCIAL INFORMATION



                                  INTRODUCTION

The following unaudited pro forma combined, condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations of future periods or the results that actually would have been realized had Pocket-Spec Technologies (the "Company") and Color-Spec Technologies, Inc. been a combined entity during the specified periods. The pro forma combined, condensed financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of the Company and the financial statements of Color-Spec Technologies, Inc. including the notes thereto, included elsewhere in this document or in prior filings with the Securities and Exchange Commission.

The following pro forma combined, condensed financial statements give effect to the merger of the Company and Color-Spec Technologies, Inc. using the purchase method of accounting. As 50% of Color-Spec was owned by president and controlling shareholder of Pocket-Spec, that portion has been treated as a reorganization of companies under common control. The remaining 50% of Color-Spec has been treated as a purchase using the quoted market price of the Company on the date of acquisition. The pro forma combined, condensed financial statements are based on the respective historical audited financial statements and the notes thereto of the Company and Color-Spec Technologies, Inc.

The pro forma combined, condensed balance sheet assumes that the merger took place April 30, 2002, and combines the Company's April 30, 2002 balance sheet and Color-Spec Technologies, Inc.'s March 31, 2002 balance sheet.

The pro forma combined, condensed statements of operations assume that the merger took place at the beginning of the periods presented and combine the Company's statements of operations for three months ended April 30, 2002 and for the year ended January 31, 2002 with Color-Spec Technologies, Inc.'s statements of operations for the three months ended March 31, 2002 and for the year ended December 31, 2001, respectively.

         POCKET-SPEC TECHNOLOGIES, INC. AND COLOR-SPEC TECHNOLGIES, INC.

                   PRO FORMA COMBINED, CONDENSED BALANCE SHEET
                                 APRIL 30, 2002
                                   (unaudited)

                                                   Pocket-Spec      Color-Spec
                                                   Technologies     Technologies                          Pro Forma
                                                  April 30, 2002   March 31, 2002    Adjustments           Combined
                                                   -----------      -----------      -----------          -----------
                     ASSETS
                     ------

Current Assets:
    Cash and cash equivalents ..................   $    86,096      $       276      $      --            $    86,372
    Investment in marketable securities of
        affiliate ..............................          --            140,000         (140,000) (A)            --
    Indebtedness from related party ............         6,200             --               --                  6,200
    Inventory at cost ..........................           500             --               --                    500
    Prepaid expenses ...........................           500             --               --                    500
                                                   -----------      -----------      -----------          -----------
        Total current assets ...................        93,296          140,276         (140,000)              93,572

Fixed Assets:
    Furniture and fixtures, net of accumulated
        depreciation ...........................        35,600             --               --                 35,600
    Office equipment, net of accumulated
        depreciation ...........................        27,169            5,312             --                 32,481
    Molds, net of accumulated depreciation .....         3,706             --               --                  3,706
                                                   -----------      -----------      -----------          -----------
        Total fixed assets .....................        66,475            5,312             --                 71,787

Intangible Assets:
    Patent costs net of accumulated amortization        15,416             --               --                 15,416
    License rights acquired from related party .       140,000             --           (140,000) (A)            --
    Intangible assets, net of accumulated
        amortization ...........................          --             96,196        1,455,362  (B)       1,551,558
                                                   -----------      -----------      -----------          -----------
        Total assets ...........................   $   315,187      $   241,784      $ 1,175,362          $ 1,732,333
                                                   ===========      ===========      ===========          ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities:
    Accounts payable ...........................   $     3,191      $     1,793      $      --            $     4,984
    Accrued liabilities ........................        11,346             --               --                 11,346
    Accrued interest ...........................           616              318             --                    934
    Indebtedness to related party ..............        15,000            1,500             --                 16,500
    Notes payable ..............................        75,000           26,485             --                101,485
    Deferred revenue, related party ............          --            140,000          140,000  (A)            --
                                                   -----------      -----------      -----------          -----------
        Total liabilities ......................       105,153          170,096          140,000              135,249
Commitment
Shareholders' equity:
    Preferred stock ............................          --               --               --                   --
    Common stock ...............................        11,042            8,039             (277) (A,B)        19,358
    Additional paid-in capital .................     1,511,441        2,518,387       (1,315,085) (A,B)     5,344,913
    Treasury stock .............................       (65,668)            --               --                (65,668)
    Accumulated deficit ........................    (1,246,781)      (2,454,738)            --             (3,701,519)
                                                   -----------      -----------      -----------          -----------
        Total shareholders' equity .............       210,034           71,688       (1,315,362)           1,597,084
                                                   -----------      -----------      -----------          -----------
                                                   $   315,187      $   241,784      $(1,175,362)         $ 1,732,333
                                                   ===========      ===========      ===========          ===========

                 See accompanying notes to financial statements.

         POCKET-SPEC TECHNOLOGIES, INC. AND COLOR-SPEC TECHNOLGIES, INC.
              PRO FORMA COMBINED, CONDENSED STATEMENT OF OPERATIONS
                                   (unaudited)

                                                   Pocket-Spec
                                                   Technologies   Color-Spec
                                                   For the Year   Technologies
                                                      Ended       For the Year
                                                   January 31,   Ended December                  Pro Forma
                                                      2002         31, 2001      Adjustments     Combined
                                                   -----------    -----------    -----------    -----------
Revenues:
    Sales of real estate .......................   $ 2,478,029    $      --      $      --      $ 2,478,029
    Sales of real estate, related party ........     2,011,409           --             --        2,011,409
    Recognition of partial gain on exchange of
        real estate ............................       142,373           --             --          142,373
    Rental income ..............................           965           --             --              965
                                                   -----------    -----------    -----------    -----------
           Total revenues ......................     4,632,776           --             --        4,632,776
Cost of Sales:
    Cost of real estate ........................     4,385,557           --             --        4,385,557
    Sales commissions paid to related party ....        14,720           --             --           14,720
    Closing costs ..............................           663           --             --              663
                                                   -----------    -----------    -----------    -----------
           Total cost of real estate ...........     4,400,940           --             --        4,400,940

        Gross margin ...........................       231,836           --             --          231,836
Operating expenses:
    General and administrative expenses:
        General and administrative .............       431,234        182,899        145,536        759,669
        Research and development ...............       601,811        317,329           --          919,140
        Stock-based compensation ...............       160,320      1,472,556           --        1,632,876
        Offering costs .........................          --           72,260           --           72,260
        Related parties ........................        17,025         50,020           --           67,045
                                                   -----------    -----------    -----------    -----------
           Total general and administrative
               expenses ........................     1,210,390      2,095,064        145,536 (C)  3,450,990
                                                                                                   (978,554)
        Operating income (loss) ................    (2,095,064)      (145,536)    (3,219,154)
Other income (expense):
    Other income ...............................        12,900         39,528           --           52,428
    Interest income (expense) ..................            38         (3,074)          --           (3,036)
    Gain on sale of assets acquired from related
        party ..................................        94,228           --             --           94,228
    Interest (expense) .........................      (169,546)          --             --         (169,546)
                                                   -----------    -----------    -----------    -----------
           Total other income (expense) ........       (62,380)        36,454           --          (25,926)
        Income (loss) before provision for
           income taxes ........................    (1,040,934)    (2,058,610)      (145,536)    (3,245,080)
Provision for income taxes - benefit ...........   $      --      $      --      $      --      $      --
                                                   ===========    ===========    ===========    ===========
           Net income (loss) ...................   $(1,040,934)   $(2,058,610)   $  (145,536)   $(3,245,080)
                                                   ===========    ===========    ===========    ===========

Net income (loss) per share:
    Basic                                          $    (0.121)                                 $     (0.19)
                                                   ===========                                  ===========
    Number of shares used for computing net
        income (loss) per share                      8,580,278                               (D) 16,896,631
                                                   ===========                                  ===========
    Diluted                                        $    (0.121)                                 $     (0.19)
                                                   ===========                                  ===========
    Number of shares used for computing net
        income (loss) per share                      8,580,278                               (D) 16,896,631
                                                   ===========                                  ===========

                 See accompanying notes to financial statements.

         POCKET-SPEC TECHNOLOGIES, INC. AND COLOR-SPEC TECHNOLGIES, INC.
          PRO FORMA COMBINED, CONDENSED INTERIM STATEMENT OF OPERATIONS
                                   (unaudited)

                                                     Pocket-Spec       Color-Spec
                                                    Technologies      Technologies
                                                    For the Three     For the Three
                                                    Months Ended      Months Ended                           Pro Forma
                                                   April 30, 2002    March 31, 2002     Adjustments          Combined
                                                   ----------------  ----------------  ---------------    ----------------
Revenues:
    Sales of real estate                           $           --    $          --     $          --      $          --
    Sales of real estate, related party                        --               --                --                 --
    Rental income                                              --               --                --                 --
                                                   --------------    -------------     -------------      -------------
           Total revenues                                      --               --                --                 --
Cost of Sales:
    Cost of real estate                                        --               --                --                 --
    Sales commissions paid to related party                    --               --                --                 --
                                                   --------------    -------------     -------------      -------------
           Total cost of real estate                           --               --                --                 --

        Gross margin                                           --               --                --                 --
Operating expenses:
    General and administrative expenses                   313,345           63,556            36,384  (C)       413,285
    General and administrative stock based
        compensation                                      101,350           45,000                --            146,350
    General and administrative expenses related
        parties                                             4,000           15,000                --             19,000
    Research and development                                   --           15,691                --             15,691
                                                   --------------    -------------     -------------      -------------
           Total general and administrative
               expenses                                   418,695          139,247            36,384            594,326
                                                         (418,695)
        Operating income (loss)                                           (139,247)          (36,384)          (594,326)
Other income (expense):
    Other income                                               --          101,385                --            101,385
    Interest income (expense)                                  12           (1,797)               --             (1,785)
    Gain on sale of assets acquired from related
        party                                                  --               --                --                 --
    Deferred gain realized on sale of assets to
    related party                                         192,336               --                --            192,336
                                                   --------------    -------------     -------------       ------------
           Total other income (expense)                   192,348           99,588                --            291,936
           Net income (loss)                       $     (226,347)   $     (39,659)    $     (36,384)     $    (302,390)
                                                   ==============    =============     =============      =============

Net income (loss) per share:
    Basic                                          $      (0.021)                                         $      (0.016)
                                                   =============                                          =============
    Number of shares used for computing net
        income (loss) per share                        10,851,843                                     (D)    19,618,196
                                                   ==============                                        ==============
    Diluted                                        $      (0.021)                                         $      (0.016)
                                                   =============                                          =============
    Number of shares used for computing net
        income (loss) per share                        10,851,843                                     (D)    19,618,196
                                                   ==============                                        ==============

                 See accompanying notes to financial statements.

                         POCKET-SPEC TECHNOLOGIES, INC.

                          COLOR-SPEC TECHNOLOGIES, INC.

          NOTES TO PRO FORMA COMBINED, CONDENSED FINANCIAL INFORMATION
                                   (unaudited)



(A)  Elimination of inter-company transaction.

(B) To reflect the issuance of 8,316,353 shares in Pocket-Spec as the purchase consideration for the acquisition of Color-Spec Technologies, Inc.

(C)  Recording of amortization of acquired license rights.

(D) The pro forma number of common shares and common equivalent shares outstanding represents the historical weighted average shares outstanding of Pocket-Spec Technologies, Inc. common stock in addition to the number of shares assumed to be issued in exchange for the common stock of Color-Spec Technologies, Inc.

                 See accompanying notes to financial statements.
                                      F-19

                          COLOR-SPEC TECHNOLOGIES, INC.

                              Financial Statements

                                December 31, 2001

                   (With Independent Auditors' Report Thereon)

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Index to Financial Statements


                                                                            Page
                                                                            ----

Independent Auditors' Report .............................................   F-2

Balance Sheets, December 31, 2001 (audited) ..............................   F-3

Statements of Operations for the year ended December 31, 2001 (audited) ..   F-4

Statement of Changes in Shareholders' Equity, January 1, 2000
       (date of inception) through December 31, 2001 (audited) ...........   F-5

Statements of Cash Flows, for the year ended December 31, 2000 and
       December 31, 2001 (audited) .......................................   F-7

Notes to Financial Statements ............................................   F-9

                          Independent Auditors' Report



To the Board of Directors and Shareholders
Color-Spec Technologies, Inc.


We have audited the accompanying balance sheet of Color-Spec Technologies, Inc. (formerly Litigation Factoring Group, Inc.), a development stage company, as of December 31, 2001 and the related statements of operations, shareholders' equity, and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Color-Spec Technologies, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the year ended December 31, 2001 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred net losses during the development stage and at December 31, 2001, had a net working capital deficiency. Those conditions, among others, raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 2 to the financial statements, the Company has conducted a significant number of transactions with related parties. Such transactions cannot be presumed to have been conducted on an arms-length basis.

/s/ Cordovano and Harvey, P.C.
------------------------------
Cordovano and Harvey, P.C.
Denver, Colorado
March 20, 2002

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2001

                                     Assets

Cash and cash equivalents ..........................................$     3,157

Investment in marketable securities of affiliate (Note 2) ..........    140,000

Due from related party .............................................      5,100

Equipment, net of accumulated depreciation .........................      5,792

Intangible assets, net of accumulated amortization (Note 3) ........     98,731
                                                                    -----------

                                                                    $   252,780
                                                                    ===========

                      Liabilities and Shareholders' Equity

Accounts payable and accrued liabilities ...........................$     6,108

Notes payable (Note 4) .............................................     30,000

Accrued interest payable ...........................................      6,325

Due to related parties (Note 2) ....................................     11,500

Deferred revenue, related party (Note 2) ...........................    140,000
                                                                    -----------

                 Total liabilities .................................    193,933
                                                                    -----------

Shareholders' equity (Note 5):

     Preferred stock, $1.00 par value.  Authorized 1,000,000
         shares, issued and outstanding -0- shares .................       --

     Common stock, $.001 par value.  Authorized 50,000,000
         shares, Issued and outstanding 7,738,852 shares ...........      7,739

     Additional paid-in capital ....................................  2,466,187

     Deficit accumulated during the development stage .............. (2,415,078)
                                                                    -----------

                 Total shareholders' equity ........................     58,847
                                                                    -----------

                                                                    $   252,780
                                                                    ===========

                 See accompanying notes to financial statements

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            Statements of Operations


                                                                                 January 1, 2000
                                                                                   (inception)
                                                             Years Ended             through
                                                             December 31,          December 31,
                                                        2001           2000           2001
                                                     -----------    -----------    -----------
Revenues:
     Interest income .............................   $    15,450    $      --      $    15,450
     Other income ................................        39,528          2,500         42,028
                                                     -----------    -----------    -----------
                                                          54,978          2,500         57,478
                                                     -----------    -----------    -----------
Expenses:
     Stock-based compensation (Non-cash) (Note 5):
         Consulting ..............................     1,472,556        250,729      1,723,285
         Stock Options ...........................          --           63,480         63,480
     Other expenses:
         General and administrative expenses-
             Related parties (Note 2) ............        41,939          8,250         50,189
             Other ...............................        29,320         26,422         55,742
         Personnel costs .........................       138,713           --          138,713
         Consulting-related parties (Note 2) .....         8,081          9,000         17,081
         Research and development ................       317,329          1,088        318,417
         Offering costs ..........................        72,260           --           72,260
         Depreciation and amortization ...........        14,866           --           14,866
         Interest expense ........................        18,524           --           18,524
                                                     -----------    -----------    -----------
                                                       2,113,588        358,969      2,472,557
                                                     -----------    -----------    -----------
     Loss before income taxes ....................    (2,058,610)      (356,469)    (2,415,079)

     Income tax provision (Note 6) ...............          --             --             --
                                                     -----------    -----------    -----------

                 Net loss ........................   $(2,058,610)   $  (356,469    $(2,415,079)
                                                     ===========    ===========    ===========

Basic and diluted loss per share..................   $     (0.39)   $     (0.21)
                                                     ===========    ===========

Weighted average common shares outstanding........     5,345,211      1,728,798
                                                     ===========    ===========

                 See accompanying notes to financial statements

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                  Statement of Changes in Shareholders' Equity

                                                                                                            Deficit
                                                                                                            Accumulated
                                          Common Stock      Additional  Outstanding   Deferred  Related     During the
                                      --------------------  Paid-in     Common Stock  Offering  Party       Development
                                       Shares    Par Value  Capital     Options       Costs     Receivable  Stage        Total
                                      ---------  ---------  ---------   ---------    ---------  ---------   ---------   ---------
Balance January 1, 2000 (Date of
   Inception) ....................          --   $     --   $     --    $    --      $     --   $     --    $     --    $     --
January and February, 2000 sale of
   common stock pursuant to
   Company's organization
  (Note 6) ........................     861,000        861     22,149        --            --         --          --       23,010
March through May 2000, sale of
   common stock (Note 6) ..........     241,604        242     18,508        --            --         --          --       18,750
January through May 2000, stock-
   based compensation recognized on
   the above sales (Note 6) .......         --         --     123,630        --            --         --          --      123,630
May 2000, sale of common stock, net
   of offering costs of $11,897
   pursuant to private offering
   (Note 6) .......................     341,693        342     39,015        --            --         --          --       39,357
February 2000, excess paid over
   historical cost for
   participation interests acquired
   from related party (Note 2) ....         --         --     (24,238)       --            --         --          --      (24,238)
September 2000, shares of common
   stock issued in exchange for
   services, at fair value
   (Note 6) .......................     702,328        702    104,647        --            --         --          --      105,349
September 2000, shares of common
   stock issued in exchange for
   intellectual property valued at
   historical cost (Note 6) .......     405,000        405     60,345        --            --         --          --       60,750
September 2000, shares of common
   stock issued in exchange for
   offering costs (Note 6).........     100,000        100     14,900        --        (15,000)       --          --         --
October 2000, shares of common
   stock issued in exchange for
   receivable, at fair value
   (Note 6) .......................     265,000        265     39,485        --            --      (39,750)       --         --
September 2000, shares of common
   stock issued  in exchange for
   services, at fair value
   (Note 6) .......................     145,000        145     21,605        --            --         --          --       21,750
May through November 2000, grant of
   options to purchase 560,000
   shares of common stock
   (Note 6) .......................         --         --         --       63,480          --         --          --       63,480
November 2000, exercise of common
   stock options (Note 6) .........      31,000         31      6,169      (1,550)         --         --          --        4,650
November through December 2000,
   offering costs deferred ........         --         --         --          --       (31,538)       --          --      (31,538)




                 See accompanying notes to financial statements

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                  Statement of Changes in Shareholders' Equity


                                                                                                            Deficit
                                                                                                            Accumulated
                                          Common Stock       Additional  Outstanding   Deferred  Related    During the
                                      --------------------   Paid-in     Common Stock  Offering  Party      Development
                                       Shares    Par Value   Capital     Options       Costs     Receivable Stage          Total
                                      ---------  ---------   ---------   ---------    ---------  ---------  -----------  ----------
     Balance December 31, 2000 ....   3,092,625      3,093     426,215      61,930      (46,538)  (39,750)    (356,469)      48,481
March 2001, exercise of common
   stock options (Note 6) .........      97,105         97      19,960      (5,171)         --         --          --        14,886
March 2001, collection of
   shareholder receivables
   (Note 2) .......................         --         --          --          --           --      39,750         --        39,750
April 2001, sale of common stock ..      10,000         10       1,490         --           --         --          --         1,500
April 2001, exercise of common
  stock options (Note 6) ..........     226,500        227      47,791     (14,043)         --         --          --        33,975
April 2001, excess paid over
   historical cost for Colfax
   property acquired from related
   party (Note 2) .................         --         --      (20,441)        --           --         --          --       (20,441)
April 2001, issuance of common
   stock in exchange for cash,
   notes receivable and notes
   payable (Note 6) ...............     835,300        835     235,356         --           --         --          --       236,191
May 2001, sale of common stock ....      20,000         20       4,980         --           --         --          --         5,000
May 2001, exercise of common stock
   options (Note 6) ...............      43,195         43      20,986     (13,800)         --         --          --         7,229
May 2001, issuance of common stock
   in exchange for notes receivable
   and debt principal (Note 6) ....     602,700        603     150,105         --           --         --          --       150,708
May 2001, stock-based compensation
   recognized on issuance of common
   stock (Notes 2 & 6) ............   1,907,935      1,908   1,238,903         --           --         --          --     1,237,225
May 2001, shares of common stock
   issued in exchange for services
   at fair value (Notes 2 & 6) ....      98,549         98      49,176         --           --         --          --        49,274
June 2001, shares of common stock
   issued in exchange for services
   at fair value (Notes 2 & 6) ....     364,943        365     182,106         --           --         --          --       182,471
January through June, 2001 offering
   costs deferred .................         --         --          --          --       (25,722)       --          --       (25,722)
Write-off deferred offering costs
   (Note 6) .......................         --         --          --          --        72,260        --          --        72,260
September 2001, sale of common
   stock ..........................     440,000        440     109,560         --           --         --          --       110,000
Expiration of common stock
   options ........................         --         --          --      (28,916)         --         --          --       (25,330)
     Net loss for the year ........         --         --          --          --           --         --   (2,058,610)  (2,058,610)
                                      ---------  ---------  ----------   ---------    ---------  --------- ------------  ----------
     Balance December 31, 2001 ....   7,738,852  $   7,739  $2,466,187  $     --     $     --   $     --   $(2,415,079)  $   58,847
                                      =========  =========  ==========   =========    =========  ========= ============   ==========

                 See accompanying notes to financial statements

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                             January 1, 2000
                                                                        Years Ended            (inception)
                                                                        December 31,             through
                                                                 --------------------------   December 31,
                                                                    2001           2000           2001
                                                                 -----------    -----------    -----------
Cash flows from operating activities:
     Net income/loss .........................................   $(2,058,610)   $  (356,469)   $(2,415,079)
     Adjustments to reconcile net loss
         used by operating activities:
           Depreciation and amortization .....................        14,866           --           14,866
           Common stock issued for accrued interest ..........        (7,494)       (31,538)       (39,032)
           Stock-based compensation ..........................     1,472,556        314,209      1,786,765
           Write-off of equity investment in
             Affiliate (Note 2) ..............................        32,607           --           32,607
           Gains (Notes 2&7) .................................       (82,670)        (2,500)       (85,170)
           Changes in operating assets and liabilities:
                 Accounts payable and accrued expenses .......       (10,341)        22,774         12,433
                 Deferred revenue ............................       140,000           --          140,000
                   Net cash used by operating activities .....      (499,086)       (53,524)      (552,610)

Cash flows from investing activities:
     Cost of ATC participation interest (Note 2) .............          --          (41,498)       (41,498)
     Proceeds from sale of ATC participation interest (Note 2)        51,980          5,500         57,480
     Proceeds from sale of Colfax St. property (Note 2) ......        70,000           --           70,000
     Cash paid for Colfax property and improvements ..........       (67,464)          --          (67,464)
     Capital expenditures ....................................        (6,950)          --           (6,950)
     Costs paid for intangibles ..............................       (44,527)        (6,847)       (51,374)
                 Net cash used by investing activities .......         3,039        (42,845)       (39,806)

Cash flows from financing activities:
     Proceeds from the issuance of notes payable .............        42,500          5,000         47,500
     Principal payments made on notes ........................       (10,000)          --          (10,000)
     Short term loans made ...................................      (150,100)          --         (150,100)
     Cash proceeds from the repayment of short term loans ....       145,000           --          145,000
     Proceeds from stock subscriptions receivable ............        39,750           --           39,750
     Proceeds from the collection of notes receivable ........       143,535           --          143,535
     Cash from the issuance of short term loans ..............        23,900         10,995         34,895
     Repayment of short-term loan ............................       (23,395)          --          (23,395)
     Proceeds from the sale of notes receivable ..............        67,408           --           67,408
     Proceeds from funding of law suit .......................        20,534           --           20,534
     Proceeds from the exercise of common stock options ......        56,090          4,650         60,740
     Proceeds from issuance of common
         stock, net of issuance costs in 2000 ................       138,589         81,117        219,706
                                                                 -----------    -----------    -----------
                 Net cash provided by financing activities ...       493,811        101,762        595,573
                                                                 -----------    -----------    -----------

                 Net change in cash ..........................        (2,236)         5,393          3,157

     Cash, beginning of period ...............................         5,393           --             --
                                                                 -----------    -----------    -----------

     Cash, end of period .....................................   $     3,157    $     5,393    $     3,157
                                                                 ===========    ===========    ===========

                 See accompanying notes to financial statements


                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                            Statements of Cash Flows

                                                                                        January 1, 2000
                                                                                          (inception)
                                                                  Years Ended               through
                                                                  December 31,            December 31,
                                                              2001           2000            2001
                                                           ----------     ----------      ----------

Supplemental disclosure of cash flow information:
  Cash paid during the year for:
         Income taxes ..................................   $     --       $     --        $     --
                                                           ==========     ==========      ==========
         Interest ......................................   $    4,046     $     --        $    4,046
                                                           ==========     ==========      ==========

Non-cash investing & financing activities:
     Excess of purchase price over historical cost basis
         of assets acquired ............................   $   20,441     $   24,238      $   44,679
                                                           ==========     ==========      ==========
     Receipt of related party common stock in
         Exchange for license agreement (Note 2) .......   $ (140,000)    $     --        $ (140,000)
                                                           ==========     ==========      ==========
     Common stock issued to acquire intangibles ........   $     --       $  (60,750      $  (60,750
                                                           ==========     ==========      ==========
     Common stock issued to acquire notes receivable ...   $ (278,351)    $     --        $ (278,351)
                                                           ==========     ==========      ==========
     Common stock issued to repay debt principal other .   $  (50,418)    $     --        $  (50,418)
                                                           ==========     ==========      ==========
     Common stock issued for shareholder receivable ....   $     --       $  (39,750)     $  (39,750)
                                                           ==========     ==========      ==========
     Expiration of options .............................   $   25,330     $     --        $   25,330
                                                           ==========     ==========      ==========

                 See accompanying notes to financial statements

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


(1)  Summary of Significant Accounting Policies

     (a)  Organization and Basis of Presentation

          Color-Spec Technologies, Inc. (the "Company") was incorporated on January 1, 2000 to assist in funding costs associated with litigation proceedings. During September 2000, the Company revised its business plan and on October 1, 2000, the Company changed its name from Litigation Factoring Group, Inc. The Company has not commenced operations and accordingly, is a development stage enterprise in accordance with Statements of Financial Accounting Standards (SFAS) No. 7 "Accounting for Development Stage Enterprises". The Company's development stage activities have consisted of raising capital, obtaining exclusive rights to its intellectual property and product development. Upon completion of product development, the Company intends to become a manufacturer of a product line of color comparing instruments.

          The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has suffered a significant operating loss since inception and as of December 31, 2001, the Company has a net working capital deficiency. Further, inherent in the Company's business are various risks and uncertainties associated with a new venture. Those risks include its limited operating history, historical operating losses, dependence upon strategic alliances, and the need for additional financing to implement it business plan. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. Management plans to fund the Company's continuing operations through royalties derived from the licensing of its color-measuring technology and by selling its 700,000 shares of common stock from PocketSpec Technologies Inc. (PST), formerly knows as Real Estate Opportunities, Inc., which were part of the licensing agreement (Note 2). However, the Company's future success will be dependent upon its ability to manufacture a competitive product line of color comparing instruments, the market's acceptance of the product line and the Company's ability to develop and provide new services that meet customers changing requirements, including the effective use of leading technologies, to continue to enhance its products, and to influence and respond to emerging industry standards and other technological changes on a timely and cost-effective basis.

     (b) Use of Estimates

          The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (c) Cash and Cash Equivalents

          The Company considers all highly liquid securities with original maturities of six months or less when acquired to be cash equivalents. No items are treated as cash equivalents in the accompanying financial statements.

     (d) Building, property, equipment and depreciation

          Building, property and equipment are recorded at cost. Expenditures that extend the useful lives of assets are capitalized. Repairs maintenance and renewals that do not extend the useful lives of the assets are expensed as incurred. Depreciation is provided on the straight-line method over the following estimated useful lives: building, 39 years; building improvements, 39 years; furniture, 7 years; equipment, 5 years. Depreciation expense was $1,473 and $-0-for the years ended December 31, 2001 and 2000, respectively.


     (e) Intangible Assets

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


          Intangible assets are stated at cost. Amortization is calculated using the straight-line method over the estimated useful lives of the related intangible assets.

     (f) Impairment of Long-Lived Assets

          The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations, including goodwill, when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. In addition, the recoverability of goodwill is further evaluated under the provisions of APB Opinion No. 17, Intangible Assets, based upon estimated fair value. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

     (g) Offering Costs

          Legal, accounting and printing costs and filing fees incurred in connection with the offering of its common stock are deferred by the Company until the offering is closed. Upon closing, the deferred offering costs are (1) subtracted from the offering proceeds, if the offering is successful or (2) charged to operations, if the offering is unsuccessful.

     (h) Income Taxes

          The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS 109). SFAS 109 requires recognition of deferred tax liabilities and assets for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

     (i) Loss per Common Share

          Basic loss per share excludes dilution and is computed by dividing net loss by the weighted-average number of common shares outstanding for the period. Diluted loss per share reflects the potential dilution of securities that could share in earnings. Common stock equivalents (options to acquire 1,244,000 shares of common stock at December 31, 2000) are excluded from the computation of diluted loss per share for the year ended December 31, 2000, as its effect would have been anti-dilutive.

     (j) Related Party Transactions

          Related Party Transactions cannot be presumed to have been conducted on an arms-length basis.

     Transfer Pricing

     Accounting standards under rules and regulations issued by the Securities and Exchange Commission (SEC) require that transfers of non-monetary assets to a company by its promoters or significant shareholders in exchange for stock prior to or at the time of the company's initial public offering be recorded at the transferor's historical cost basis determined under generally accepted accounting principles. Accordingly, assets purchased from a shareholder for an amount in excess of the shareholder's cost basis are valued at the significant shareholder's cost basis in the accompanying financial statements. The excess purchase price over the shareholder's historical basis, if any, is accounted for as a reduction of equity.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


     Sales of common stock to selected individuals at prices below $.15 per share

     Sales of common stock to selected individuals at prices substantially below the price paid by investors in the Company's private offering, of $.15, include compensation expense.

     (k) Financial Instruments, Concentration of Credit Risk and Financial Instruments with Off-Balance Sheet-Risk

     (l) Stock based Compensation

          The Company accounts for stock-based compensation arrangements in accordance with Statement of Financial Accounting Standards ("SFAS") No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 allows entities to continue to apply the provisions of Accounting Principle Board ("APB") Opinion No. 25 and provide pro forma net earnings (loss) disclosures for employee stock option grants as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

          Shares issued in exchange for services provided to the Company by consultants and professionals are valued at the fair value of the Company's common stock as determined by the board of directors, after considering contemporaneous equity transactions (cash sales to unrelated third-parties) and other analysis.

          Compensation expense is recognized when shares of common stock are sold to certain investors for nominal consideration. Compensation expense is measured by the difference between the per share price of common stock paid by unrelated third parties and the per share price paid by the founders.

     (m) Research and Development Costs

          Research and development costs are expensed, as incurred, in the accompanying financial statements.


(2)  Related Party Transactions

     PFF, Advanced Gas & Oil, Inc. (AGO), Cape Aloe Corp. (CAC), F. Jeffrey Krupka (FJK), Krupka & Associates (KA), Asset Realization, Inc. (ARI), Krupka-Brophy Profit Sharing Plan (KBP), PBK Trust (PBK), PocketSpec Technologies Inc., (PST) and Simply Aloe, LLC (SA) are affiliates of the Company through common ownership.

Loans to Affiliates and Officers

     On February 14, 2001, the Company advanced $5,100 to the President of the Company for working capital. The advance is non-interest bearing. The $5,100 is reflected as indebtedness of related party in the accompanying financial statements.

     On March 15, 2001, the Company loaned $70,000 to PST for working capital, pursuant to the terms of a thirty-day unsecured promissory note at 60 percent interest. The loan was paid in full on April 20, 2001 and total interest received on the note was $3,500.

     On April 30, 2001, the Company loaned $75,000 to PST, for working capital, pursuant to terms of a sixty-day unsecured promissory note at approximately 16% interest. The loan was paid in full on July 1, 2001 and total interest received on the note was $3,412.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


Common Stock Issued for Receivables

     On April 30, 2001, the Company issued 332,800 shares of its common stock to CAC in exchange for three notes receivable totalling $83,144 and cash of $57. The Company recognized $83,200 in stock-based compensation expense on the transaction. Details of the notes receivable are as follows:

          Unsecured $20,000 promissory note receivable from the President of the Company. The note was paid off on October 1, 2001. The Company recorded interest income of $689 on the note.

          Unsecured $24,000 promissory note received from PST. The note was paid off on October 1, 2001. The Company recorded interest income of $1,213 on the note.

          Unsecured $39,144 promissory note received from PFF. The note was paid off on September 1, 2001. The Company recorded interest income of $387 on the note.

     On April 30, 2001 the Company issued 208,000 shares of its common stock to KBP in exchange for an unsecured $52,000 promissory note receivable from PST. The Company recognized $52,000 in stock-based compensation on the transaction. The note was paid off on October 1, 2001. The Company recorded interest income of $2,629 on the note.

     On May 1, 2001, the Company issued 303,196 shares of common stock to an unrelated third party in exchange for two unsecured promissory notes receivable from PST totalling $75,799. The Company recognized $75,799 in stock-based compensation on the transaction. The notes were paid off in September and October 2001. The Company recorded interest income of $3,469 on the notes.

     On May 2, 2001, the Company issued 129,504 shares of its common stock to KBP in exchange for an unsecured $32,409 promissory note receivable from PST. The Company recognized $32,343 in stock-based compensation on the transaction. The note was sold on October 1, 2001. The Company recorded interest income of $155 on the note.

     On May 4, 2001, the Company issued 140,000 shares of its common stock to a Director/employee in exchange for a $35,000 note receivable, collateralized by real property, from an unrelated third party. The Company recognized $35,000 in stock-based compensation on the transaction. On May 21, 2001, the Company sold the note for $35,000. The Company recorded interest income of $-0- on the note.

     On October 3, 2000, the Company issued 265,000 shares of its common stock in exchange for receivables from officers, directors and affiliates totalling $39,750. The receivables were non-interest bearing, unsecured and did not contain a stated maturity date. During the year ended December 31, 2001, the $39,750 was collected.

Common Stock Issued for Extinguishment of Debt

     On April 30, 2001, the Company issued 16,300 shares and 32,000 shares of common stock in extinguishment of two notes payable to KBP for $2,500 and $8,000, respectively, plus interest accrued on the notes totalling $1,575.

     On April 30, 2001, the Company issued 58,000 shares of common stock in extinguishment of a $10,000 note payable to ARI plus interest accrued on the note of $1,500 and cash of $3,000.

     On April 30, 2001, the Company issued 100,800 shares of common stock in extinguishment of three notes payable to PBK totalling $22,418 plus interest accrued on the notes totalling $2,749 and cash of $33.

     During the year ended December 31, 2001, ARI, K&A, PFF, and KBP advanced $1,500, $700, $1,991, and $8,000, respectively, to the Company for working capital. During the year ended December 31, 2000, K&A advanced $250 to

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


     the Company for working capital. The advances were non-interest bearing. The Company repaid the advances in 2001 with $4,441 in cash. As discussed above, on April 30, 2001 KBP's note payable was repaid with 32,000 shares of its common stock valued at $8,000.

Acquisition and subsequent sale of Real Property

     On April 19, 2001 the Company acquired office space from PST for $50,250. The transaction was recorded at PST's historical cost basis of $29,668 with the difference of $20,441 reducing equity. On September 12, 2001, the Company sold the property to an unrelated third party for $70,000 and recorded a gain on sale of $24,415.

Investment in PFF Participation Interests

     On February 3, 2000, the Company paid to PFF $38,498 in consideration of a "participation interest' in the proceeds from the future sales of 13,038 shares of American Tire Corporation ("ATC") common stock. PFF had previously acquired 64,000 shares of ATC common stock through an option exercise. ATC is traded in the OTC BB market. Because the Company and PFF are affiliates, the transaction was recorded at PFF's historical cost basis of $14,260. The excess of the purchase price over PFF's historical cost, or $24,238, was accounted for as a reduction in equity. Under the terms of the transaction, the Company assumed all of the market risks associated with ownership of shares of common stock in an OTC BB market company, including market liquidity and price fluctuation. At December 31, 2000, the market price of ATC common stock as quoted in the OTC BB was $2.62 per share.

     On May 5, 2000, the Company paid to PFF an additional $3,000 for a $5,500 interest in the proceeds from the sale of ATC common stock. On October 26, 2000, PFF paid the Company $5,500 and the Company recognized a gain on the transaction of $2,500.

     On May 25, 2000, a director of ATC was appointed a director of the Company. Accordingly, at December 31, 2000 ATC and the Company are affiliates.

     During the year ended December 31, 2001, the Company received $51,980 from PFF in complete liquidation of its participation interests. The Company recorded a gain totalling $37,720 in the accompanying financial statements.

Funding PFF's Lawsuit

     On January 20, 2000, the Company arranged to pay all of PFF's legal costs and expenses in connection with a civil action brought by PFF to obtain title to certain real estate. Under the terms of this participation interest, should PFF succeed in its suit and acquire title to the real estate, the Company would receive a minimum of $20,000 from the ultimate disposition of the property, or a 50 percent share of the proceeds from its eventual sale, whichever is greater. During the year ended December 31, 2000, the Company paid legal fees on behalf of PFF totalling $10,000. The legal costs were included in other income (Note 7) in the accompanying financial statements.

     On December 22, 2000, the case was settled and PFF received title to the property. On February 28, 2001, the property was sold. On March 5, 2001, the Company received $20,534 in complete liquidation of its participation interest. The Company recorded a gain of $10,000 in the accompanying financial statements.

Office Rental Payments and Reimbursements to PFF for the Use of Employees

     The Company rents office space and equipment from PFF for $750 per month. During the year ended December 31, 2001 and 2000, the Company incurred $9,000 and $6,000, respectively, in rent. At December 31, 2001, $2,250 is due to PFF for rent, and accordingly, is included in accounts payable, related party in the accompanying financial statements.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


     In addition, the Company reimburses PFF for the use of certain part-time employees through an employee rental arrangement with PFF. For the years ended December 31, 2001 and 2000, the Company reimbursed PFF $2,939 and $2,884, respectively.

Loans from AGO, KBP, PBK, K&A, ARI and SA

     During the years ended December 31, 2001 and 2000, the Company received temporary financing for working capital purposes, totalling $42,918 and $10,996, respectively from, affiliates AGO, ARI, FJK, KBP, PBK, and SA evidenced by unsecured, notes payable carrying a 30 percent interest rate. During the years ended December 31, 2001 and 2000, the Company repaid $53,914 to the affiliates. As of December 31, 2001, the total amount of the notes payable to related parties was $-0- (see also Note 4). Accrued interest payable on the notes to related parties as of December 31, 2001 totalled $-0-.

Severance payments

     On March 2, 2001, the Board of Directors of the Company approved a plan that included a provision to pay a director/officer and two employees a total of $30,000 in employment termination benefits. The $30,000 payment is included in general and administrative expenses-related parties in the accompanying financial statements. In addition, options to purchase 300,000 shares of the Company's common stock at an exercise price of from $.15 to $.175 per share were assigned to other employees.

License Agreement Acquired From affiliate

     Effective October 3, 2001, the Company entered into a license agreement (the "Agreement") with PST whereby the Company licensed its hand-held color analyzer device (the "Device") and related intellectual property to PST in exchange for 700,000 shares of PST's common stock and $75 for every device sold by PST. The Agreement expires on October 3, 2011. PST is a public company whose common stock is traded on the OTC market. The shares were valued at the market price of the PST common stock on October 3, 2001 or $140,000. The Company has deferred all revenue associated with the license agreement until such time as sustainable earnings are achieved.

     In connection with the Agreement, the Company paid to PST $200,000 to be used for further development activities. The Company recorded the $200,000 as research and development in the accompanying financial statements.

     Estimates of the number of Devices to be sold under the terms of the Agreement are 1,000 during the year 2002. The Company plans to record as income a pro-rata share of the $140,000 as the devices are sold. Accordingly, the Company plans to recognize revenue of $75 for each device sold.

Note Receivable Paid Off with Affiliate's Common Stock

     On July 3, 2001 the Company exchanged a note receivable for $32,607 for 131,800 shares of ARI common stock. ARI is a private company. The Company's holdings represent approximately three (3) percent of the total ARI shares outstanding at December 31, 2001. At December 31, 2001, the Company wrote off the entire investment.

Consulting Fees

     During the year ended December 31, 2001 and 2000, the Company paid $8,081 to officer/directors and $9,000 to PFF in consulting fees, respectively. In addition, the Company recorded $-0- and $5,660 in stock-based compensation, respectively, related to the transactions.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


Other Transactions with Related Parties

     During the year ended December 31, 2001, the Company sold 470,000 shares of common stock to an affiliate and a director for cash totaling $116,500. The Company recognized $8,500 in stock-base compensation related to the sales.

     The Company issued 145,000 shares of common stock to affiliates and consultants in exchange for services performed during the year ended December 31, 2000. The total value of the 145,000 shares was $21,750 as determined by the Board of Directors based on contemporaneous sales of the Company's common stock and other analysis. The $21,750 is recorded as stock-based compensation in the accompanying financial statements.

(3) Intangible Assets

     Intangible assets consisted of the following at December 31, 2001:

     Patent application costs                         $   82,694
     License agreement                                    10,000
     Trademark and service mark application costs         19,159
                                                      ----------
                                                         112,123
     Less: accumulated amortization                   $ (13,393)
                                                      ----------
                                                      $   98,730

     Amortization expense for the years ended December 31, 2001 and 2000 was $13,393 and $-0-, respectively.

(4) Notes Payable

     Notes payable consisted of the following at December 31, 2001:

     Note payable to individual, at 39% interest maturing paid
         in full on March 22, 2002                                   $   5,000
     Note payable to individual, at 30% interest maturing
         on February 28, 2992, unsecured                                15,000
     Note payable to individual, at 30% interest maturing
         on February 28, 2002, unsecured                                10,000
                                                                     ---------
                                                                     $  30,000

(5) Shareholders' Equity

     (a) Sale of Common Stock to Founders and Other Selected Individuals.

          During the year ended December 31, 2000, the Company sold 861,000 shares of its common stock to founders pursuant to the organization of the Company in exchange for $23,010. The Company sold an additional 241,604 shares of common stock to other selected individuals in exchange for $18,750. The Company recognized stock-based compensation expense totalling $123,630 on the sales for the year ended December 31, 2000.

     (b) Private Offering of Common Stock

          On March 15, 2000, the Company circulated a private offering memorandum relating to the private offering of a minimum of 300,000 shares and a maximum of 1,000,000 shares of its $.001 par value common stock. The securities were not registered pursuant to the Securities Act of 1933, as amended (the "Act"), nor were they registered under the securities act of any state. These securities were offered

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


          pursuant to an exemption from registration requirements of the Act and exemptions from registration provided by applicable state securities laws. The securities were offered through the Company's officers and directors that were not paid any commission or compensation for offering or selling the securities. The Company closed the offering on May 25, 2000 after selling 341,693 shares of its common stock and receiving proceeds of $39,357, net of offering costs totalling $11,897.

     (c) Common Stock Issued for Services

          On September 25, 2000, the Company issued 602,328 shares of common stock to part-time employees and 100,000 shares of common stock to its corporate attorney in exchange for services. The total value of the 702,328 shares was $105,349 as determined by the Board of Directors based on contemporaneous sales of the Company's common stock and other analysis. The Company recognized $105,349 in stock-based compensation for the year ended December 31, 2000 related to the shares issued.

          On September 25, 2000, the Company issued 100,000 shares of its common stock, valued at $15,000, to its securities attorney as partial consideration for assistance with the preparation of its Registration Statement on Form SB-2 in connection with its proposed common stock offering. The Company has deferred the $15,000 as offering costs in the accompanying financial statements.

     (d) Stock-based Compensation

          During the year ended December 31, 2001, the Company issued 463,492 shares to consultants in exchange for their services. The Company recognized $231,745 in related stock-based compensation.

     (e) Common Stock Issued for Property

          On September 25, 2000, the Company issued 405,000 shares of its common stock to two inventors in exchange for the rights to (1) register trademarks and (2) patent certain color comparing instruments. The Company recorded the rights based on the fair value of the common stock as determined by the Board of Directors based on contemporaneous sales of the Company's common stock and other analysis. The Board of Directors concluded that the fair value of the common stock was more readily determinable than the fair value of the rights. The Company will periodically evaluate the carrying value of the rights in accordance with SFAS No. 121 upon commencement of operations. The inventors were appointed to the Board of Directors of the Company on November 10, 2000.

     (f) Common Stock Issued for Extinguishment of Debt

          On April 30, 2001, the Board of Directors of the Company approved the issuance of 87,400 shares of common stock in exchange for extinguishment of debt to an individual totalling $19,000 plus interest of $2,850.

          On May 7, 2001, the Board of Directors of the Company approved the issuance of 30,000 shares of common stock to an individual in exchange for extinguishment of $7,500 of principal on a $17,500 note payable.

     (g) Employee options

          From May 25 through November 8, 2000, the Company granted options to purchase 325,000 and 390,000 shares of common stock to employees, exercisable at $.15 and $.175 per share, respectively. In the absence of a market value for the Company's common stock, the Board of Directors valued the options based on contemporaneous equity transactions and other analysis. Two employees exercised their options to purchase 6,000 shares of common stock as of December 31, 2000.

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


     During the year ended December 31, 2001, one employee exercised an option to purchase 24,000 shares of common stock for $3,600 cash and options to purchase 747,200 shares of common stock were cancelled. There were no employee options outstanding at December 31, 2001.

Non-employees' options

     From May 25 through October 20, 2000, the Company granted options to purchase 560,000 shares of its common stock to non-employees. A non-employee exercised an option to purchase 25,000 shares of common stock as of December 31, 2000. Outstanding at December 31, 2000 were 425,000, 110,000, 15,000 and 10,000 options to purchase common stock exercisable at $.15, $.175, $.35 and $.50 per share, respectively.

     During the year ended December 31, 2001, two non-employees exercised options to purchase 342,800 shares of common stock for $52,490 cash and 130,000 non-employee options expired. There were no non-employee options outstanding at December 31, 2001.


     In accordance with SFAS No. 123, the Company recognized $-0- and $63,480 in stock-based compensation expense related to the non-employees options for the years ended December 31, 2001 and 2000, respectively.

                                                                    Year Ended
                                                                    December 31,
                                              ------------------------------------------------------
                                                                2001                       2000
                                                              ---------                  -----------
                                                              Weighted                      Weighted
                                                               average                      average
                                                              exercise                      exercise
                                                   Options      price         Options          price
                                              ------------    ---------     -----------    ------------
     Outstanding at beginning of period          1,244,000    $  0.165               --      $  0.165
     Granted                                            --    $     --        1,275,000      $  .0165
     Exercised                                   (366,800)    $  .0153         (31,000)      $  .0150
     Expired                                     (130,000)    $  .0211               --      $     --
     Cancelled                                   (747,200)    $  .0163
                                              ------------
     Outstanding at end of period                       --                    1,244,000
                                              ============                  ===========

     Exercisable at end of period                       --                    1,244,000
                                              ============                  ===========

     Weighted average fair value of
     options granted during the period                  --                        0.030
                                              ============                  ===========


The weighted average exercise price for the options was $-0- and $.165 at December 31, 2001 and December 31, 2000, respectively. As of December 31, 2000, the fair market value of the Company's common stock, as determined by the Board of Directors, was $.15 per share.



There were no stock options issued and exercisable at December 31, 2001. The following table summarizes information about stock options outstanding and exercisable at December 31, 2000:

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


                                                  Weighted           Weighted                             Weighted
                                                   average            average                              average
                                  Number          remaining        exercise price    Number of          exercise price
               Range of           options        contractual        of options        options            of options
            exercise prices     outstanding         price           outstanding     exercisable          exercisable
          -----------------    ------------     ------------        -----------     -----------         ------------
          $         0.150            719,000      12 months          $ 0.150         719,000              $ 0.150
          $         0.175            500,000      12 months          $ 0.175         500,000              $ 0.175
          $         0.350             15,000      12 months          $ 0.350          15,000              $ 0.350
          $         0.500             10,000      12 months          $ 0.500          10,000              $ 0.500


The Company continues to account for stock-based compensation using the intrinsic value method prescribed by APB 25, under which no compensation cost for stock options is recognized for stock option awards granted at or above the fair market value. Had compensation expense for the Company's option awards been determined based upon fair values at the respective grant dates in accordance with SFAS 123, the Company's net loss and loss per share would have been increased to the pro forma amounts indicated below. The pro forma effects of SFAS 123 are not indicative of future amounts. Additional stock option awards are anticipated in future years.

                                                       Year Ended
                                                       December 31,
                                                 2001            2000
                                             -------------    -----------
     Net loss:
        As reported                          $ (1,576,694)    $  (356,469)
        Increased loss due to:
            Employee stock options plan                  -         (3,225)
                                             -------------    -----------
        Pro forma                            $ (1,576,694)    $  (359,694)
                                             =============    ===========

     Loss per common share
        As reported                          $      (0.58)    $     (0.21)
                                             =============    ===========
        Pro forma                            $      (0.58)    $     (0.21)
                                             =============    ===========

The  weighted  average  fair value of  options  granted  during the years  ended
December 31, 2001 and 2000 estimated on the date of grant using the Black-Scholes option-pricing model was $-0- and $.030, respectively. The fair value of the options granted is estimated on the date of grant using the following assumptions: dividend yield of zero, expected volatility of 80 percent, risk-free interest rate of 5.78 percent, and an expected life of 365 to 585 days. The minimum value method was used in calculation the volatility of options granted to employees.

6) Income Taxes

       A reconciliation of U.S. statutory federal income tax rate to the effective rate follows for the years ended December 31, 2001 and 2000:

                                                           Year Ended
                                                           December 31,
                                                     ----------------------
                                                       2001         2000
                                                     --------      --------
     U.S. statutory federal rate                       26.55%        34.00%
     State income tax rate                              3.49%         3.14%
     Net operating loss for which not tax
         Benefit is currently available              (30.04%)      (37.14%)
                                                     --------      --------
                                                        0.00%         0.00%
                                                     ========      ========

                          COLOR-SPEC TECHNOLOGIES, INC.
                          (A Development Stage Company)
                          Notes to Financial Statements


     At December 31, 2000, the Company has a net operating loss carry forward for federal income tax purposes of approximately $132,375, which was fully allowed for in the valuation allowance of $132,375. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the year ended December 31, 2000 was $132,375.

     Because of various stock transactions during 2000, management believes the Company has undergone an "ownership change" as defined by Section 382 of the Internal Revenue Code. Accordingly, the utilization of a portion of the net operating loss carry forward may be limited. Due to this limitation, and the uncertainty regarding the ultimate utilization of the net operating loss carry forward, no tax benefit for losses has been provided by the Company in the accompanying financial statements. The net operating loss carry forward will expire in 2020.

(7) Other Income

     Other income, for the years ended December 31, 2001 and 2000, consisted of the following:

                                                             Year Ended
                                                             December 31,
                                                      ------------------------
                                                         2001          2000
                                                      ----------    ----------
     Gain on sale of Colfax property                  $   24,415    $     --
     Gain on sale of ATC participation interests          37,720       2,500
     Write off of ARI common stock                      (32,607)          --
     Income from funding PFF's lawsuit                    10,000          --
                                                      ----------    ----------
                                                      $   39,528    $  2,500
                                                      ==========    ==========
(8) Commitments

     Employment agreements

          The Company entered into employment agreements with certain Company officers and management. The minimum commitment under the terms of the agreements as of December 31, 2000 was approximately 101,045. At December 31, 2000, the Company was committed to share with the officers and management 43 percent of net profits, after certain adjustments. The employment agreements expire on various dates through December 31, 2005. In addition, under the employment agreements, 672,200 nonqualified stock options had been granted.

          On May 16, 2001, the Board of Directors of the Company authorized the termination of the employment agreements through the issuance of 1,907,935 shares of its common stock. This transaction resulted in (1) the termination of the Company's obligations under certain profit sharing arrangements and (2) the cancellation of 672,200 stock options outstanding. As of December 31, 2001, the Company was no longer committed to share with the officers and management a percent of net profits, after certain adjustments. The Company recognized $953,968 in stock-based compensation for the year ended December 31, 2001 related to the shares issued.